Class A Shares	Class R Shares (Currently not Offered)
Class B Shares	Class R1 Shares (Currently not Offered)
Class C Shares	Class R2 Shares (Currently not Offered)
Class I Shares	Class R3 Shares (Currently not Offered)
Class R4 Shares (Currently not Offered)
Class R5 Shares (Currently not Offered)

MFS Diversified Target Return Fund

Prospectus November 7, 2007 as Revised February 4, 2008

The Prospectus describes the MFS Diversified Target Return Fund. The investment objective of the fund is to seek total return that exceeds the rate of inflation over the long term.

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

Investment Objective

The fund’s investment objective is to seek total return that exceeds the rate of inflation over the long term. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) in conjunction with UBS (UBS Global Asset Management (Americas) Inc., the sub-adviser to the fund) attempt to achieve a target total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation adjusted) basis, net of fund expenses, over a full market cycle, by generating returns from a combination of (1) MFS’ individual security selection of primarily equity securities and (2) UBS’ tactical market and currency exposure strategies using derivatives. There is no assurance that the fund will meet this target over the long term or that the fund’s return will exceed 5% per year on a real basis, net of fund expenses, for any year or period of years.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical market and currency exposure strategies.

The fund’s performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS: MFS, using a team of investment professionals, is responsible for selecting direct investments for the fund. MFS allocates the fund’s assets to investment professionals by investment strategy. MFS primarily invests the fund’s assets in equity securities.

MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign). These allocations may vary significantly from time to time.

MFS may invest the fund’s assets in companies of any size.

In selecting equity investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The fund’s investments in foreign securities may include emerging market securities.

In addition, MFS may invest the fund’s assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower-rated debt instruments and debt instruments of emerging market issuers.

MFS may enter into short sales for the fund.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price, momentum, and earnings quality. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

MFS may also invest the fund’s assets in derivatives.

Tactical Market and Currency Exposure by UBS: MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivatives. UBS attempts to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to markets and currencies resulting from MFS’ individual security selection based on UBS’ analysis of global market and economic conditions and the risk/return potential of different markets and currencies. UBS may expose the fund to markets or currencies in which MFS’ individual security selection has resulted in no or little exposure (e.g., the U.S. Government securities market) and may decrease exposure to markets or currencies in which MFS’ individual security selection has resulted in exposure (e.g., the U.S. equity market). UBS may adjust the fund’s net exposure to markets and/or currencies by taking net short positions in a market or currency if UBS believes the risk/return potential of such market or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in a market or currency if UBS believes such market or currency appears attractive. As a result, the fund’s performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

UBS will typically make extensive use of derivative instruments, and may invest in derivatives to the extent permitted by the Investment Company Act of 1940.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Convertible Securities: Convertible securities are securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds” are debt instruments of less than investment grade quality.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Floating Rate Loans: Floating rate loans are debt instruments issued by companies or other entities, with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

Short Sales: Short sales are transactions to sell a security that one does not own to a third party by borrowing the security in anticipation of purchasing the same security on a later date to close out the short position.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk: UBS’ assessment of the risk/return potential of markets and currencies and its adjustment to the fund’s exposure to markets and currencies though the use of derivatives can be incorrect or can lead to an investment focus that results in the fund underperforming other funds that invest in similar investment types to those selected by MFS or have similar investment strategies. For example, the fund could significantly underperform other equity funds and the equity markets when the equity markets significantly outperform other markets.

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Prepayment Risk: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Strategy Risk: The fund’s strategy to separate security selection decisions from market and currency exposure decisions may not be effective if UBS is unable to adjust the fund’s market and currency exposures as it would like because appropriate derivatives are not available or the derivatives UBS selects do not correlate as intended with the market and currency exposures resulting from MFS’ individual security selection.

Short Sale Risk: A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out the short position at any particular time or at an acceptable price.

Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on estimated expenses for the current fiscal year. The fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	All R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	See Below	(#)	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Share Class	A	B	C	I
Management Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(1)	0.35%	1.00%	1.00%	N/A
Other Expenses(2)	0.47%	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(2)	1.72%	2.37%	2.37%	1.37%
Fee Reductions(3)	(0.32)%	(0.32)%	(0.32)%	(0.32)%

Net Expenses(2)	1.40%	2.05%	2.05%	1.05%

Share Class	R	R1	R2
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(1)	0.50%	1.00%	0.50%
Other Expenses(2)	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(2)	1.87%	2.37%	1.87%
Fee Reductions(3)	(0.32)%	(0.32)%	(0.32)%

Net Expenses(2)	1.55%	2.05%	1.55%

Share Class	R3	R4	R5
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(1)	0.50%	0.25%	N/A
Other Expenses(2)	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(2)	1.87%	1.62%	1.37%
Fee Reductions(3)	(0.32)%	(0.32)%	(0.32)%

Net Expenses(2)	1.55%	1.30%	1.05%

#	A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.
(1)	The fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, and Class R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution and Service Fees.”
(2)	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.
(3)	MFS has agreed in writing to bear the fund's expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.40% annually for Class A shares, 2.05% annually for each of Class B, Class C and Class R1 shares, 1.05% annually for each of Class I and Class R5 shares, 1.55% annually for each of Class R, Class R2 and Class R3 shares, and 1.30% annually for Class R4 shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least February 28, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund’s total operating expenses are assumed to be the fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary - Expense Table” above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years
A Shares	$709	$1,046
B Shares(1)
Assuming Redemption at End of Period	$608	$998
Assuming No Redemption	$207	$698
C Shares
Assuming Redemption at End of Period	$308	$698
Assuming No Redemption	$208	$698
I Shares	$107	$391
R Shares	$158	$546
R1 Shares	$208	$698
R2 Shares	$158	$546
R3 Shares	$158	$546
R4 Shares	$132	$469
R5 Shares	$107	$391

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

CERTAIN INVESTMENT POLICIES AND RISKS

Turnover

MFS and/or UBS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS and/or UBS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS and/or UBS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

The management fee set forth in the fund’s Investment Advisory Agreement is 0.90% annually of the first $1 billion of the fund’s average daily net assets; 0.75% annually of the next $1.5 billion of the fund’s average daily net assets; and 0.65% annually in excess of $2.5 billion of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the fund’s semi-annual report for the six-month period that ends April 30.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $202 billion as of June 30, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Sub-Investment Adviser

MFS has engaged UBS Global Asset Management (Americas) Inc. (“UBS” or “sub-adviser”) as a sub-adviser to manage the fund’s exposure to markets and currencies through the use of derivative investments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606 and is an indirect wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. For its services, MFS pays the sub-adviser a sub-advisory fee in an amount equal to 0.28% annually of the first $1 billion of the fund’s average daily net assets; 0.185% annually of the next $1.5 billion of the fund’s average daily net assets; and 0.16% annually of the fund’s average daily net assets in excess of $2.5 billion. The fund is not responsible for paying the sub-advisory fee.

The fund may rely upon an exemptive order from the SEC that permits the Adviser, subject to the approval of the fund’s Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund’s initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Investment Advisory Agreement will be available in the fund’s semi-annual report for the six-month period that ends April 30.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end
Fund’s full securities holdings as of each month’s end	24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Joseph C. Flaherty, Jr.	MFS Lead Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Inception	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Natalie I. Shapiro	MFS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Inception	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Tom Clarke	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Currency Exposure	Inception	Managing Director, Head of Currency Analysis & Strategy of UBS Global Asset Management, employed in the investment area of UBS Global Asset Management since 2000.

Neil Williams	UBS Lead Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Market Exposure	Inception	Managing Director, Head of Asset Allocation of UBS Global Asset Management; employed in the investment area of UBS Global Asset Management since 2003; Chief Global Strategist at Goldman Sachs prior to 2003.

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin. In addition, MFSC is reimbursed for payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

DESCRIPTION OF SHARE CLASSES

The fund offers Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 through this prospectus. The fund also offers an additional class of shares, Class W shares. Class W shares are made available to fee-based wrap programs through a separate prospectus provided to investors eligible to purchase them.

Shareholders of another class of the fund may request that their shares be converted into Class W shares of the fund, if they satisfy the eligibility requirements for Class W shares. Conversions to Class W shares may not be available if your account is not held through a financial intermediary sponsor of a fee-based wrap program that has entered into an agreement with MFD to offer Class W shares to clients of the fee-based wrap program. If your account is held through a financial intermediary of a fee-based wrap program, please contact your financial intermediary sponsor of the fee-based wrap program to determine if Class W shares are available to you and to learn about other rules that may apply.

If a shareholder of another class of the fund converts to Class W shares of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.

Currently the fund’s Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not being offered for sale.

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	funds distributed by MFD that invest primarily in shares of MFS funds;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	Initial Sales Charge* As Percentage Of:
Amount of Purchase	Gross Purchase Amount (Offering Price*)	Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None **	None **

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
**	A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed within a reasonable period of time a specified threshold determined by MFD). However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Class I Shares. Eligible investors may purchase Class I shares at net asset value without an initial sales charge or a CDSC upon redemption.

Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Shares. Eligible retirement plans may purchase Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares at net asset value without an initial sales charge or a CDSC upon redemption.

Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Investments Eligible For:
Program	Waived Initial Sales Charge	Reduced Initial Sales Charge	Waived CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program#	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
**	Not available for Class A shares and limited for Class B and Class C shares.
#	Generally available for Class A, Class B, and Class C shares only.

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Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

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Linking Accounts For LOI And ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds (or the MFS Fixed Fund) by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

Eligible accounts that you may link under a LOI and ROA may include:

•	Individual accounts;

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

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Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•	Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

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Automatic Exchange Plan (not available for R share classes). If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

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Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year determined at the time of your first withdrawal under the plan(s), or January 1, 2007 with respect to Class B shares, or January 1, 2008 with respect to Class C shares, whichever is later, and reset annually thereafter. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•	Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, and Class R4 shares, as well as shareholder servicing and account maintenance activities. The fund has not adopted a Rule 12b-1 plan with respect to its Class I or Class R5 shares. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.10%	0.25%	0.35%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class R	0.25%	0.25%	0.50%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.25%	0.25%	0.50%
Class R4	N/A	0.25%	0.25%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

Share Class	Up Front Commission as a Percentage of Offering Price
Class A	5.75%
Class B	3.75%
Class C	1.00%

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution and service fees as described in “Description of Share Classes - Distribution and Service Fees”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250 ($200 for rollovers from certain Serviced Plans). In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

•	Additional Purchases Directly Through MFSC.

•	By Mail. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

•	By Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Electronically. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	By Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

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Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Class I Shares. With respect to Class I shares, you can establish an account through your MFD representative, by contacting MFSC directly, or by having your financial intermediary process your purchase. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of Class I shares.

R Share Classes. With respect to the R share classes, you can establish an account through your financial intermediary or by contacting MFSC directly. Generally, there are no initial or subsequent investment minimums except as may be required to be an eligible purchaser of such class of shares.

Currently the fund’s Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not being offered for sale.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

•	By Mail. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

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By Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

•	Electronically. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

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Systematic Withdrawal Plan. For Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Eligible qualified retirement plans other than Serviced Plans can exchange their Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares for shares of the MFS Money Market Fund. In addition, Serviced Plans holding Class R or Class R3 shares on March 31, 2005, can exchange their Class R or Class R3 shares for shares of the MFS Money Market Fund.

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, you will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Except with respect to the R share classes, the minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments. There is no minimum exchange amount for the R share classes.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right To Reject Or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

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General Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s net asset values at the conclusion of the delay period.

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Specific Exchange And Purchase Limitation Policies. Under the MFS Funds’ purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter (“two exchange limit”). This policy does not apply to exchanges:

•	out of the MFS money market funds; or

•	initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds’ two-exchange limit if MFSC believes that the financial intermediary’s policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary’s policy restricting frequent trading may be more or less restrictive than the MFS funds’ policies, may permit certain transactions not permitted by the MFS funds’ policies, or prohibit transactions not subject to the MFS funds’ policies.

MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

If frequent trading is identified, MFSC will take appropriate action. MFSC’s ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund’s shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund’s shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

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Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

OTHER INFORMATION

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Distributions

The fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

Dividends and capital gain distributions for Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 will automatically be reinvested in additional shares of the fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly designated by the fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The fund’s investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The fund commenced investment operations on or after the date of this prospectus; therefore, no Financial Highlights are included.

MFS Diversified Target Return Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Diversified Target Return Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated November 7, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4253.

Class W Shares

MFS Diversified Target Return Fund

Prospectus November 7, 2007 as Revised February 4, 2008

The Prospectus describes the MFS Diversified Target Return Fund. The investment objective of the fund is to seek total return that exceeds the rate of inflation over the long term.

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

Investment Objective

The fund’s investment objective is to seek total return that exceeds the rate of inflation over the long term. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) in conjunction with UBS (UBS Global Asset Management (Americas) Inc., the sub-adviser to the fund) attempt to achieve a target total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation adjusted) basis, net of fund expenses, over a full market cycle, by generating returns from a combination of (1) MFS’ individual security selection of primarily equity securities and (2) UBS’ tactical market and currency exposure strategies using derivatives. There is no assurance that the fund will meet this target over the long term or that the fund’s return will exceed 5% per year on a real basis, net of fund expenses, for any year or period of years.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical market and currency exposure strategies.

The fund’s performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS: MFS, using a team of investment professionals, is responsible for selecting direct investments for the fund. MFS allocates the fund’s assets to investment professionals by investment strategy. MFS primarily invests the fund’s assets in equity securities.

MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g., small, mid, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign). These allocations may vary significantly from time to time.

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MFS may invest the fund’s assets in companies of any size.

In selecting equity investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The fund’s investments in foreign securities may include emerging market securities.

In addition, MFS may invest the fund’s assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower-rated debt instruments and debt instruments of emerging market issuers.

MFS may enter into short sales for the fund.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price, momentum, and earnings quality. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

MFS may also invest the fund’s assets in derivatives.

Tactical Market and Currency Exposure by UBS: MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivatives. UBS attempts to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to markets and currencies resulting from MFS’ individual security selection based on UBS’ analysis of global market and economic conditions and the risk/return potential of different markets and currencies. UBS may expose the fund to markets or currencies in which MFS’ individual security selection has resulted in no or little exposure (e.g., the U.S. Government securities market) and may decrease exposure to markets or currencies in which MFS’ individual security selection has resulted in exposure (e.g., the U.S. equity market). UBS may adjust the fund’s net exposure to markets and/or currencies by taking net short positions in a market or currency if UBS believes the risk/return potential of

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such market or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in a market or currency if UBS believes such market or currency appears attractive. As a result, the fund’s performance may not be correlated with the performance of the markets or currencies represented by the underlying investments selected by MFS.

UBS will typically make extensive use of derivative instruments, and may invest in derivatives to the extent permitted by the Investment Company Act of 1940.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

Convertible Securities: Convertible securities are securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, currency, interest rate, credit rating or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured notes, inverse floating rate instruments, swaps, caps, floors, and collars.

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds” are debt instruments of less than investment grade quality.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality

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of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring the outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Floating Rate Loans: Floating rate loans are debt instruments issued by companies or other entities, with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest

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in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

Short Sales: Short sales are transactions to sell a security that one does not own to a third party by borrowing the security in anticipation of purchasing the same security on a later date to close out the short position.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk: UBS’ assessment of the risk/return potential of markets and currencies and its adjustment to the fund’s exposure to markets and currencies though the use of derivatives can be incorrect or can lead to an investment focus that results in the fund underperforming other funds that invest in similar investment types to those selected by MFS or have similar investment strategies. For example, the fund could significantly underperform other equity funds and the equity markets when the equity markets significantly outperform other markets.

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

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Foreign Risk: Investments in securities of foreign companies, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Emerging Markets Risk: Emerging markets investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less economic development, market structure and depth and regulatory oversight than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to

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provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

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Prepayment Risk: Many types of debt instruments, including mortgage-backed, asset-backed securities and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Inflation-Adjusting Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses on underlying investments.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Strategy Risk: The fund’s strategy to separate security selection decisions from market and currency exposure decisions may not be effective if UBS is unable to adjust the fund’s market and currency exposures as it would like because appropriate derivatives are not available or the derivatives UBS selects do not correlate as intended with the market and currency exposures resulting from MFS’ individual security selection.

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Short Sale Risk: A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out the short position at any particular time or at an acceptable price.

Bar Chart and Performance Table

The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

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EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on estimated expenses for the current fiscal year. These expenses do not reflect the fees or charges imposed by a fee-based wrap program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The fund’s annual operating expense may vary in future years.

Shareholder Fees (fees paid directly from your investment):

Share Class	W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Management Fees	0.90%
Distribution (12b-1) Fees(1)	0.10%
Other Expenses(2)	0.47%

Total Annual Fund Operating Expenses(2)	1.47%
Fee Reductions(3)	(0.32)%

Net Expenses(2)	1.15%

(1)	The fund’s Rule 12b-1 plan permits it to pay distribution fees to support the sale and distribution of the fund’s Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution Fees.”
(2)	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.
(3)	MFS has agreed in writing to bear the fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.15% annually for Class W shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least February 28, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. These examples do

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not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

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The fund’s operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary - Expense Table” above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	Year 1	Year 3
Class W Shares	$117	$422

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CERTAIN INVESTMENT POLICIES AND RISKS

Turnover

MFS and/or UBS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Policy

In response to market, economic, political, or other conditions, MFS and/or UBS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS and/or UBS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies and Risks

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

The management fee set forth in the fund's Investment Advisory Agreement is 0.90% annually of the first $1 billion of the fund’s average daily net assets; 0.75% annually of the next $1.5 billion of the fund's average daily net assets; and 0.65% annually in excess of $2.5 billion of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the fund’s semi-annual report for the six-month period that ends April 30.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $202 billion as of June 30, 2007.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

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The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Sub-Investment Adviser

MFS has engaged UBS Global Asset Management (Americas) Inc. (“UBS” or “sub-adviser”) as a sub-adviser to manage the fund’s exposure to markets and currencies through the use of derivative investments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606 and is an indirect wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. For its services, MFS pays the sub-adviser a sub-advisory fee in an amount equal to 0.28% annually of the first $1 billion of the fund’s average daily net assets; 0.185% annually of the next $1.5 billion of the fund’s average daily net assets; and 0.16% annually of the fund’s average daily net assets in excess of $2.5 billion. The fund is not responsible for paying the sub-advisory fee.

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The fund may rely upon an exemptive order from the SEC that permits the Adviser, subject to the approval of the fund’s Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund’s initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Investment Advisory Agreement will be available in the fund’s semi-annual report for the six-month period that ends April 30.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end
Fund’s full securities holdings as of each month’s end	24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available. In addition, for funds that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

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Portfolio Manager	Primary Role	Since	Title and Five Year History
Joseph C. Flaherty, Jr.	MFS Lead Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Inception	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Natalie I. Shapiro	MFS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Inception	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Tom Clarke	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Currency Exposure	Inception	Managing Director, Head of Currency Analysis & Strategy of UBS Global Asset Management, employed in the investment area of UBS Global Asset Management since 2000.

Neil Williams	UBS Lead Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Market Exposure	Inception	Managing Director, Head of Asset Allocation of UBS Global Asset Management; employed in the investment area of UBS Global Asset Management since 2003; Chief Global Strategist at Goldman Sachs prior to 2003.

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

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Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC may receive a fee based on the costs it incurs in providing these services plus a target profit margin. In addition, MFSC is reimbursed for payments made to affiliated and unaffiliated service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

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DESCRIPTION OF SHARE CLASSES

The fund offers Class W shares through this prospectus. The fund also offers Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares. Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 shares are made available through a separate prospectus provided to investors eligible to purchase these share classes.

Class W Shares

Class W shares generally are available only to fee-based wrap programs sponsored by financial intermediaries that have entered into an agreement with MFD to offer Class W shares to their clients. The use of Class W shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based wrap program.

Shareholders may be able to convert Class W shares to another class of the fund if they satisfy the eligibility requirements for the other share class. Please contact your financial intermediary for additional information on how to convert your Class W shares into another share class.

If a shareholder converts Class W shares of the fund to another class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes of the same fund is a nontaxable event.

Sales Charges and Waivers

Eligible investors may purchase Class W shares without an initial sales charge or CDSC upon redemption.

Distribution Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan the fund pays distribution fees to MFD to support the sale and distribution of Class W shares, as well as shareholder servicing and account maintenance activities. These distribution fees are equal on an annual basis up to 0.10% of the average daily net assets attributable to Class W shares. These fees are paid out of the assets of the Class W shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

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Financial Intermediary Compensation

The term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of ongoing asset-based compensation paid by MFD based on Distribution Plan distribution payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may also receive all or a portion of the following payments: Distribution Plan distribution fees as described in “Description of Share Classes - Distribution Fees”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets,

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fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

You may purchase, redeem, convert, and exchange your Class W shares only through a fee-based wrap program sponsored by a financial intermediary that has entered into an agreement with MFD to offer Class W shares to the financial intermediary’s clients. Please see your financial intermediary for additional information on the procedures for purchasing, redeeming, converting, and exchanging shares of the fund, and additional investment requirements of the fee-based wrap program. Your financial intermediary generally will charge fees, which are in addition to those described in this prospectus.

How to Purchase Shares

Your shares will be bought at the net asset value next calculated after your purchase order is received in proper form. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form vary among account types and transactions. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Generally, there are no initial or subsequent investment minimums except as may be required by your financial intermediary’s fee-based wrap program.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form vary among types of accounts and transactions. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

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The fund sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment. Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven days after a purchase.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC for the requirements for your particular situation.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of certain other MFS funds by having your financial intermediary process your exchange request. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form. There is no minimum exchange amount. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange.

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Other Considerations

Frequent Trading

•

Right To Reject Or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

•

General Purchase And Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s net asset values at the conclusion of the delay period.

•

Specific Exchange And Purchase Limitation Policies. Under the MFS Funds’ purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter (“two exchange limit”). This policy does not apply to exchanges:

•	out of the MFS money market funds; or

•	initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

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In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds’ two-exchange limit if MFSC believes that the financial intermediary’s policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the fund.

In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

•

Limitations On The Ability To Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. A financial intermediary’s policy restricting frequent trading may be more or less restrictive than the MFS funds’ policies, may permit certain transactions not permitted by the MFS funds’ policies, or prohibit transactions not subject to the MFS funds’ policies.

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MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

If frequent trading is identified, MFSC will take appropriate action. MFSC’s ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund’s shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund’s shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate

25

loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

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OTHER INFORMATION

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier as permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments

27

in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Distributions

The fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

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Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly designated by the fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The fund’s investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund’s return on those securities. If the fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income

29

securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The fund commenced investment operations on or after the date of this prospectus; therefore, no Financial Highlights are included.

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MFS Diversified Target Return Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Diversified Target Return Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated November 7, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4253.

Statement of Additional Information November 7, 2007 as Revised February 4, 2008

MFS Diversified Target Return Fund

A Series of MFS Series Trust XV

500 Boylston Street, Boston, MA 02116

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated November 7, 2007. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

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DEFINITIONS

“Fund” – MFS Diversified Target Return Fund.

“Trust” – MFS Series Trust XV, a Massachusetts business trust organized in 1985. The Trust was previously known as MFS Government Limited Maturity Fund (prior to August 22, 2007), as MFS Government Premium Account (prior to August 3, 1992), and as MFS Government Premium Fund (prior to May 1, 1993).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“UBS” or “Sub-Adviser” - UBS Global Asset Management (Americas), Inc., a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated November 7, 2007, as amended or supplemented from time to time.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

3

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, and paid by MFS for sub-advisory services, for certain specified periods, are set forth in Appendix D to this Part I.

Custodian

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at 73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for the Fund and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I.

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Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

The Fund commenced investment operations on or after the date of this SAI; therefore no Financial Statements and Financial Highlights are incorporated by reference into this SAI.

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PART I – APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Trustee Name	Trustee Fees from Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Trustee Fees from Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	N/A	N/A	$210,289
Lawrence H. Cohn, M.D	N/A	N/A	$208,289
David H. Gunning	N/A	N/A	$219,642
William R. Gutow	N/A	N/A	$208,289
Michael Hegarty	N/A	N/A	$209,289
J. Atwood Ives	N/A	N/A	$285,289
Lawrence T. Perera	N/A	N/A	$228,289
J. Dale Sherratt	N/A	N/A	$250,289
Laurie J. Thomsen	N/A	N/A	$209,289
Robert W. Uek	N/A	N/A	$227,789

(1)	The Fund is newly organized and has not paid compensation to the Trustees as of the date of this SAI.
(2)	Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund complex (having aggregate net assets at December 31, 2006, of approximately $102 billion).

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

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Committees

The Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members[1]
AUDIT COMMITTEE	N/A	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Butler*, Gutow*, Sherratt*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	N/A	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance	Butler*, Cohn*, Gunning*, Gutow*, and Sherratt*

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Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members[1]
policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer reports directly to the Committee and assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

CONTRACTS REVIEW COMMITTEE	N/A	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that the Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	N/A	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for	All non-interested Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt, Thomsen, and Uek)

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Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members[1]
Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKET REVIEW COMMITTEE	N/A	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out	Cohn*, Gunning*, Hegarty*, and Perera*

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Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members[1]
by MFS and its affiliates. The Committee also oversees the administration of the Fund’s proxy voting policies and procedures by MFS. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.
PRICING COMMITTEE	N/A	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the	Hegarty*, Perera*, Thomsen*, and Uek*

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Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members[1]
quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS COMMITTEE	N/A	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and lending of portfolio securities, and makes recommendations to the full Board of Trustees on these matters.	Gunning*, Sherratt*, Thomsen*, and Uek*

(1)	The Trustees’ identification and background are set forth in Appendix A to Part II.
*	Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.
^	The Fund commenced investment operations on or after the date of this SAI.

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PART I – APPENDIX B

SHARE OWNERSHIP

Ownership By Trustees and Officers

As of date of this SAI^, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2006.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund^	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D

Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
J. Atwood Ives	N	D
Lawrence T. Perera	N	D
J. Dale Sherratt	N	D
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

^	The Fund is newly organized, and shares of the Fund have not been offered for sale as of the date of this SAI.

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s shares (all share classes taken together) as of the date of this SAI.^ All holdings are of record unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
N/A	N/A

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5% or Greater Ownership of Share Class

The following table identifies those investors who own 5% or more of any class of the Fund’s shares as of the date of this SAI.^ All holdings are of record unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
N/A	N/A

^	The Fund is newly organized, and shares of the Fund have not been offered for sale as of the date of this SAI.

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PART I – APPENDIX C

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or a benchmark index (generally a benchmark set forth in the Fund’s prospectus to which the Fund’s performance is compared (except with respect to funds with more than one manager, such benchmark may differ for each portfolio manager and may be an alternative benchmark that is consistent with such portfolio manager's role in managing the fund) ) with respect to each account. Additional or different appropriate peer group or index benchmarks may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

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Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Compensation – UBS

The compensation received by the portfolio managers at UBS, including the fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS’ compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS’ clients. Overall compensation can be grouped into three categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

Base Salary – Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses – Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS strongly believes that tying bonuses to long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS’ clients. Each portfolio manager’s bonus is based on the performance of each fund the portfolio manager manages as compared to the fund’s broad-based index over a three-year rolling period.

UBS AG Equity – Senior investment professionals, including each portfolio manager of the fund, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

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Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of September 30, 2007. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund^
Joseph C. Flaherty, Jr.	N
Natalie I. Shapiro	N
Tom Clarke	N
Neil Williams	N

^	The Fund is newly organized, and commenced operations on December 20, 2007.

Other Accounts

In addition to the Fund, the Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of September 30, 2007 were as follows:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph C. Flaherty, Jr.	9	$7.44 billion	0	N/A	0	N/A
Natalie I. Shapiro	0	N/A	0	N/A	0	N/A
Tom Clarke	7	$12.7 billion	21	$27.0 billion	11	$3.2 billion
Neil Williams	3	$3.6 billion	4	$5.2 billion	7	$1.2 billion

*	Includes the Fund.

With respect to the accounts identified in the table above, Tom Clarke manages 1 pooled investment vehicle with assets totaling $187 million, for which the advisory fees are based in part on the performance of the account.

Potential Conflicts of Interest

For the purposes of this section, all references to the “Adviser” shall include the Sub-Adviser.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

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When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of the Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

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PART I – APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, and paid by MFS for sub-advisory services, over the specified periods are set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended^	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)
N/A
N/A
N/A

Fiscal Year Ended^	Amount Paid to MFS for General Administrative Services	Amount Paid by MFS to UBS for Sub-Advisory Services
N/A
N/A
N/A

^	The Fund is newly organized and has not compensated service providers as of the date of this SAI.
(1)	Amount paid to MFSC for transfer agency services includes: a) reimbursements for out of pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services; and b) payments made pursuant to the Special Servicing Agreement for transfer agent related expenses of Fund-of-Funds investing in the Fund. In addition to the fees disclosed, the Fund also paid directly $0 for transfer agent related services for the fiscal year ended.^ (Because the Fund is newly organized, it has not paid directly for transfer agent related services as of the date of this SAI.)

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PART I – APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End^	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
N/A
N/A
N/A

^	The Fund is newly organized and sales charges have not been paid as of the date of this SAI.

Distribution Plan Payments

During the fiscal year ended^, the Fund made the following Distribution Plan payments:

Amount of Distribution and/or Service Fees:
Class of Shares	Paid by Fund	Retained by MFD	Paid to Financial Intermediaries(1)
Class A Shares	N/A	N/A	N/A
Class B Shares	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A
Class R1 Shares	N/A	N/A	N/A
Class R2 Shares	N/A	N/A	N/A
Class R3 Shares	N/A	N/A	N/A
Class R4 Shares	N/A	N/A	N/A
Class R5 Shares	N/A	N/A	N/A
Class W Shares	N/A	N/A	N/A

^	The Fund is newly organized and has not made Distribution Plan payments as of the date of this SAI.
(1)	May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet paid to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD’s distribution and servicing costs.

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PART I – APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End^	Brokerage Commissions Paid By Fund
N/A
N/A
N/A

^	The Fund is newly organized and has not paid brokerage commissions as of the date of this SAI.

Securities Issued By Regular Broker/Dealers

During the fiscal year ended^, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of the fiscal year ended^:

Broker/Dealer	Value of Securities
N/A

^	The Fund is newly organized and has not purchased securities issued by regular broker/dealers as of the date of this SAI.

Transactions with Research Firms

During the fiscal year ended^, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
N/A	N/A

^	The Fund is newly organized and has not made transactions with Research Firms as of the date of this SAI.
(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

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